Principal Diversified Select Real Asset Fund
Supplement dated June 12, 2020
to the Statement of Additional Information dated June 25, 2019, as amended and restated February 10, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective July 1, 2020, under Sub-Advisory Agreements, delete the RARE - Sub-Advisory Fee Assets Under Management* table, and replace with the following:

RARE - Sub-Advisory Fee
Assets Under Management*
First $250 million	Next $250 million	Next $250 million	Next $250 million	Over $1 billion
0.380%	0.285%	0.250%	0.225%	0.210%
*To calculate, the assets of DSRA managed by RARE are aggregated with the assets of the Diversified Real Asset mutual fund and collective investment trust managed by RARE.

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